EXHIBIT 99.1

PRESS RELEASE

EMCORE Reports Fiscal 2019 Fourth Quarter and Year-End Results

ALHAMBRA, CA, December 4, 2019 - EMCORE Corporation (NASDAQ: EMKR - News), a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today's leading-edge defense systems and high-speed communications network infrastructures, today announced financial results for its fiscal fourth quarter (4Q19) and year ended September 30, 2019 (FY19). Management will host a conference call to discuss financial and business results tomorrow, Thursday, December 5, 2019 at 8:00 a.m. Eastern Time.

“Revenue increased to $24.3 million in the fourth fiscal quarter, reflecting the first full quarter of contribution from the SDI acquisition. Together with the continued strength in demand for EMCORE’s Aerospace and Defense products, for the first time this end market represented nearly 60% of our total revenue,” said Jeff Rittichier, EMCORE’s President and CEO. “While there is still much work to be done, our strategic focus is clear. We must drive further operating leverage in our business while continuing to make the investments necessary to maintain growth in Aerospace and Defense.”

	Three Months Ended
	Sep 30, 2019	Jun 30, 2019	Increase/
(in millions)	4Q19	3Q19	(Decrease)
Revenue	$24.3	$17.2	$7.1
Gross Margin (1)	(1)%	22%	(23)%
Operating Expenses (1)	$14.4	$13.9	$0.5
Operating Margin (1)	(60)%	(59)%	(1)%
Net Income (Loss) (1)	$(15.0)	$(10.5)	$(4.5)
Earnings (Loss) per share (1)	$(0.52)	$(0.37)	$(0.15)
Non-GAAP Gross Margin (2)	19%	23%	(4)%
Non-GAAP Operating Expenses (2)	$12.4	$9.1	$3.3
Non- GAAP Operating Margin (2)	(32)%	(30)%	(2.0)%
Non-GAAP Net Income (Loss) (2)	$(7.7)	$(5.0)	$(2.7)
Non-GAAP Earnings (Loss) Per share (2)	$(0.27)	$(0.18)	$(0.09)
Adjusted EBITDA (2)	$(5.7)	$(3.3)	$(2.4)
Ending Cash, cash equivalents and restricted cash	$22.0	$20.7	$1.3
Current Borrowings from Credit Facility	$5.5	$0.0	$5.5
(1) 4Q19 includes $4.8M of net charges related to the transitioning of the CATV product line
(2) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

	Twelve Months Ended
	Sep 30, 2019	Sep 30, 2018	Increase/
(in millions)	FY19	FY18	(Decrease)
Revenue	$87.3	$85.6	$1.7
Gross Margin (1)	17%	22%	(5)%
Operating Expenses (1)	$51.2	$36.8	$14.4
Operating Margin (1)	(41)%	(21)%	(20)%
Net Income (Loss) (1)	$(36.0)	$(17.5)	$(18.5)
Earnings (Loss) per share (1)	$(1.29)	$(0.64)	$(0.65)
Non-GAAP Gross Margin (2)	23%	23%	0%
Non-GAAP Operating Expenses (2)	$38.1	$31.2	$6.9
Non- GAAP Margin (2)	(20)%	(14)%	(6)%
Non-GAAP Net Income (Loss) (2)	$(17.0)	$(11.2)	$(5.8)
Non-GAAP Earnings (Loss) Per Share (2)	$(0.61)	$(0.41)	$(0.20)
Adjusted EBITDA (2)	$(10.6)	$(6.4)	$(4.2)
Ending Cash, cash equivalents and restricted cash	$22.0	$63.2	$(41.2)
Current Borrowings from Credit Facility	$5.5	$0.0	$5.5
(1) FY19 includes $4.8M of net charges recorded in 4Q19 related to the transitioning of the CATV product line
(2) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

Business Outlook
The Company expects revenue for the fiscal first quarter ending December 31, 2019 (1Q20) to be in the range of $25 to $27 million.

Conference Call
The Company will discuss its financial results on December 5, 2019 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available by dialing 800-367-2403. For international callers, please dial +1 334-777-6978. The conference passcode number is 2374375. The call will be webcast live via the Company's website at http://investor.emcore.com/events.cfm. A webcast will be available for replay beginning Thursday, December 5, 2019 for at least 90 days following the conclusion of the call on the Company's website.

About EMCORE
EMCORE Corporation is a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today’s leading-edge aerospace & defense systems and high-speed broadband communication networks. Our optical chips, components, subsystems and systems enable broadband and wireless service providers to continually enhance their network capacity, speed, and coverage to advance the free flow of information that empowers the lives of millions of people daily. The Mixed-Signal Optics technology at the heart of our broadband transmission products is shared with our fiber optic gyros and military communications links to provide the aerospace and defense markets state-of-the-art systems that keep us safe in an increasingly unpredictable world. EMCORE’s performance-leading optical components and systems serve a broad array of applications including cable television, fiber-to-the-premise networks, telecommunications, data centers, wireless infrastructure, satellite RF fiber links, navigation systems, and military communications. EMCORE has vertically integrated manufacturing capability through its world-class Indium Phosphide (InP) wafer fabrication facility at our headquarters in Alhambra, California and is ISO 9001 certified in Alhambra and at our facility in Beijing, China. For further information about EMCORE, visit http://www.emcore.com.

Use of Non-GAAP Financial Measures
The Company conforms to U.S. Generally Accepted Accounting Principles (GAAP) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross profit margin, operating expenses, operating profit margin, net income, and earnings per share. We also disclose adjusted EBITDA, a non-earnings measure.
Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.
The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.
Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; (g) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (h) acquisition-related risks, including that (i) the revenues and net operating results obtained from the Systron Donner Inertial ("SDI") business may not meet our expectations, (ii) the costs and cash expenditures for integration of the SDI business operations may be higher than expected, (iii) there could be losses and liabilities arising from the acquisition of SDI that we will not be able to recover from any source, and (iv) we may not realize sufficient scale in our navigation systems product line from the SDI acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (i) risks related to our ability to obtain capital; (j) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility;
and (k) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Twelve Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Revenue	$24,300	$17,219	$25,241	$87,265	$85,617
Cost of revenue	24,532	13,515	20,813	72,176	67,130
Gross profit	(232)	3,704	4,428	15,089	18,487
Operating expense:
Research and development	6,435	4,629	4,372	19,443	15,387
Selling, general, and administrative	8,217	9,288	5,532	32,094	21,232
Loss (gain) from change in estimate on ARO obligation	26	—	145	(14)	145
(Gain) loss on sale of assets	(302)	—	(5)	(302)	34
Total operating expense	14,376	13,917	10,044	51,221	36,798
Operating profit (loss)	(14,608)	(10,213)	(5,616)	(36,132)	(18,311)
Other income (expense):
Interest income, net	39	99	243	629	733
Foreign exchange gain (loss)	(396)	(349)	(570)	(427)	(434)
Other income	—	—	110	—	110
Total other income (expense)	(357)	(250)	(217)	202	409
Income (loss) before income tax (expense) benefit	(14,965)	(10,463)	(5,833)	(35,930)	(17,902)
Income tax (expense) benefit	(10)	(14)	(53)	(54)	449
Net income (loss)	$(14,975)	$(10,477)	$(5,886)	$(35,984)	$(17,453)
Per share data:
Net income (loss) per basic and diluted share	$(0.52)	$(0.37)	$(0.21)	$(1.29)	$(0.64)

Weighted-average number of basic and diluted shares outstanding	28,734	28,005	27,424	27,983	27,266

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of September 30, 2019	As of September 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$21,574	$63,117
Restricted cash	403	78
Total cash, cash equivalents and restricted cash	21,977	63,195
Accounts receivable, net	19,552	19,275
Inventory	24,051	20,850
Prepaid expenses and other current assets	6,389	12,730
Total current assets	71,969	116,050
Property, plant, and equipment, net	37,223	18,216
Goodwill	69	—
Intangible assets, net	239	—
Non-current inventory	—	1,433
Other non-current assets, net	62	199
Total assets	$109,562	$135,898
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Borrowings from credit facility	$5,497	$—
Accounts payable	$10,701	$12,997
Accrued expenses and other current liabilities	14,521	14,205
Total current liabilities	30,719	27,202
Asset retirement obligations	1,890	1,809
Other long-term liabilities	207	82
Total liabilities	32,816	29,093
Shareholders’ equity:
Common stock	739,926	734,066
Treasury stock	(47,721)	(47,721)
Accumulated other comprehensive income	950	885
Accumulated deficit	(616,409)	(580,425)
Total shareholders’ equity	76,746	106,805
Total liabilities and shareholders’ equity	$109,562	$135,898

EMCORE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2019	Sep 30, 2018
	4Q19	3Q19	FY 19	FY 18
Gross Profit (Loss)	$(232)	$3,705	$15,090	$18,486
Gross Margin	(1)%	22%	17%	22%

Adjustments:
Stock-based compensation	128	121	468	451
Asset retirement obligation (ARO) accretion	14	14	14	206
Amortization of acquired intangibles	11	—	11	—
Severance and restructuring charges	—	137	118	168
CATV transition - inventory adjustment	4,714	—	4,714	—
Total adjustments	4,867	272	5,325	825

Non-GAAP Gross Profit	$4,635	$3,977	$20,415	$19,311
Non-GAAP Gross Margin	19%	23%	23%	23%

	Three Months Ended		Twelve Months Ended
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2019	Sep 30, 2018
	4Q19	3Q19	FY 19	FY 18
Operating Expenses	$14,376	$13,917	$51,221	$36,797
Stock-based compensation	(655)	(557)	(2,138)	(3,199)
Acquisition related expenses	(146)	(335)	(819)	(84)
Severance and restructuring charges	(86)	—	(86)	(416)
CATV transition - severance charges	(388)	—	(445)	—
CATV transition - gain on sale of asset	302	—	302	—
Litigation related expenses and arbitration ruling	(1,022)	(3,931)	(9,961)	(1,679)
Gain/loss due to change in ARO estimate	(26)	—	14	(145)
Gain/loss on sale of assets	—	—	4	(34)
Non-GAAP Operating Expenses	$12,355	$9,094	$38,092	$31,240

	Three Months Ended		Twelve Months Ended
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2019	Sep 30, 2018
	4Q19	3Q19	FY 19	FY 18
Operating Profit (Loss)	$(14,608)	$(10,212)	$(36,132)	$(18,311)
Operating Margin	(60)%	(59)%	(41)%	(21)%

Adjustments:
Stock-based compensation	783	677	2,606	3,649
Asset retirement obligation (ARO) accretion	14	14	14	206
Acquisition related expenses	146	335	819	84
Amortization of acquired intangibles	11	—	11	—
Severance and restructuring charges	86	137	260	584
CATV transition - severance charges	388	—	388	—
CATV transition - inventory adjustment	4,714	—	4,714	—
CATV transition - gain on sale of asset	(302)	—	(302)	—
Litigation related expenses and arbitration ruling	1,022	3,931	9,961	1,679
Gain/loss due to change in ARO estimate	26	—	(14)	145
Gain/loss on sale of assets	—	—	(4)	34
Total adjustments	6,888	5,094	18,453	6,381

Non-GAAP Operating Profit (Loss)	(7,720)	(5,118)	(17,679)	(11,930)
Non-GAAP Operating Margin	(32)%	(30)%	(32)%	(30)%

Depreciation	2,070	1,770	7,040	5,550
Adjusted EBITDA	$(5,650)	$(3,348)	$(10,639)	$(6,380)
Adjusted EBITDA %	(23)%	(19)%	(12)%	(7)%

	Three Months Ended		Twelve Months Ended
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2019	Sep 30, 2018
	4Q19	3Q19	FY 19	FY 18
Net Income (Loss)	$(14,975)	$(10,477)	$(35,984)	$(17,453)
Earnings (Loss) Per Share	$(0.52)	$(0.37)	$(1.29)	$(0.64)

Adjustments:
Stock-based compensation	783	677	2,606	3,649
Asset retirement obligation (ARO) accretion	14	14	14	206
Acquisition related expenses	146	335	819	84
Amortization of acquired intangibles	11	—	11	—
Severance and restructuring charges	86	137	260	584
CATV transition - severance charges	388	—	388	—
CATV transition - inventory adjustment	4,714	—	4,714	—
CATV transition - gain on sale of asset	(302)	—	(302)	—
Litigation related expenses and arbitration ruling	1,022	3,931	9,961	1,679
Gain/loss due to change in ARO estimate	26	—	(14)	145
Gain/loss on sale of assets	—	—	(4)	34
Foreign currency gain/loss	396	349	427	434
Non-operating income/(expense)	—	—	—	(110)
Income tax (benefit)/expense	10	15	54	(449)
Total adjustments	7,294	5,458	18,934	6,256

Non-GAAP Net Income (Loss)	(7,681)	(5,019)	(17,050)	(11,197)
Non-GAAP Earnings (Loss) Per Share	(0.27)	(0.18)	(0.61)	(0.41)

Interest income/expense	(39)	(99)	(630)	(733)
Depreciation	2,070	1,770	7,040	5,550
Adjusted EBITDA	$(5,650)	$(3,348)	$(10,640)	$(6,380)
Adjusted EBITDA %	(23)%	(19)%	(12)%	(7)%

Contact:
EMCORE Corporation
Tom Minichiello
(626) 293-3400
investor@emcore.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
(617) 542-6180
investor@emcore.com
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